UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21601

Registrant Name:	PIMCO Income Strategy Fund II

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund II

October 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.2%
Alphabet Holding Co., Inc.
5.802% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$95
Altice France S.A.
6.280% (LIBOR03M + 4.000%) due 08/14/2026 ~		300	296
Avantor, Inc.
6.302% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
CenturyLink, Inc.
5.052% (LIBOR03M + 2.750%) due 01/31/2025 ~		349	345
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		2,343	2,300
Concordia International Corp.
7.781% (LIBOR03M + 5.500%) due 09/06/2024 ~		1,500	1,474
Diamond Resorts International
6.052% due 09/02/2023		10	10
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		103	108
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		496	465
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Envision Healthcare Corp.
6.052% (LIBOR03M + 3.750%) due 10/10/2025 ~		500	491
Financial & Risk U.S. Holdings, Inc.
6.052% (LIBOR03M + 3.750%) due 10/01/2025 ~		600	596
Forbes Energy Services LLC
9.000% - 14.000% due 04/13/2021		296	299
Forest City Enterprises LP
TBD% due 10/24/2025		100	101
FrontDoor, Inc.
4.813% (LIBOR03M + 2.500%) due 08/14/2025 «~		20	20
Frontier Communications Corp.
6.060% (LIBOR03M + 3.750%) due 06/15/2024 ~		594	576
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		10,700	7,782
IRB Holding Corp.
TBD% due 02/05/2025		860	860
TBD% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	100
Lightstone Generation LLC
6.052% (LIBOR03M + 3.750%) due 01/30/2024 ~		1,440	1,422
McDermott Technology Americas, Inc.
7.302% (LIBOR03M + 5.000%) due 05/10/2025 ~		1,053	1,046
Messer Industrie GmbH
TBD% due 10/01/2025		110	110
MH Sub LLC
6.030% (LIBOR03M + 3.750%) due 09/13/2024 ~		119	119
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		200	196
Multi Color Corp.
4.302% (LIBOR03M + 2.000%) due 10/31/2024 ~		17	17
Neiman Marcus Group Ltd.
5.531% (LIBOR03M + 3.250%) due 10/25/2020 ~		2,618	2,388
Parexel International Corp.
5.052% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	98
PetSmart, Inc.
5.280% (LIBOR03M + 3.000%) due 03/11/2022 ~		179	152
Ply Gem Industries, Inc.
6.175% due 04/12/2025		40	40
Sequa Mezzanine Holdings LLC
7.389% - 7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~		227	224
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~		90	89
Starfruit Finco BV
3.750% due 10/01/2025	EUR	200	229
5.770% (LIBOR03M + 3.250%) due 10/01/2025 ~		$200	200
Syniverse Holdings, Inc.
7.280% (LIBOR03M + 5.000%) due 03/09/2023 ~		119	120
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	92
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~		100	100
Verscend Holding Corp.
6.802% (LIBOR03M + 4.500%) due 08/27/2025 ~		150	151
West Corp.
6.302% - 6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		41	41

Westmoreland Coal Co.
TBD% due 12/16/2020 ^«(e)		955	382
4.076% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ∎~		1,580	1,612

Total Loan Participations and Assignments (Cost $27,709)			24,896

CORPORATE BONDS & NOTES 56.4%
BANKING & FINANCE 29.0%
AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~		1,800	945
Ally Financial, Inc.
8.000% due 11/01/2031		4,447	5,364
Ambac LSNI LLC
7.396% due 02/12/2023 •		483	491
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	9,248	11,105
Athene Holding Ltd.
4.125% due 01/12/2028		$54	50
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		176	176
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		126	121
5.000% due 04/20/2048		74	66
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	1,600	1,862
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		8,100	2,798
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		500	582
Barclays Bank PLC
7.625% due 11/21/2022 (k)		$4,400	4,705
Barclays PLC
3.250% due 01/17/2033	GBP	200	230
6.500% due 09/15/2019 •(j)(k)	EUR	3,200	3,737
7.750% due 09/15/2023 •(j)(k)		$1,000	1,000
7.875% due 09/15/2022 •(j)(k)	GBP	415	555
8.000% due 12/15/2020 •(j)(k)	EUR	4,100	5,090
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	903
6.500% due 03/20/2021		5,000	5,037
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(j)		70	67
Brookfield Finance, Inc.
3.900% due 01/25/2028		90	84
4.700% due 09/20/2047		200	184
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		8,500	8,944
CBL & Associates LP
5.950% due 12/15/2026 (n)		2,308	1,928
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	4,800	7,162
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	1,200	1,496
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)		$500	518
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	204
7.500% due 12/11/2023 •(j)(k)		7,243	7,561
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,013
Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	111
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$3,500	3,642
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		270	266
6.750% due 03/15/2022		334	343
Freedom Mortgage Corp.
8.250% due 04/15/2025		63	59
GLP Capital LP
5.250% due 06/01/2025		20	20
GSPA Monetization Trust
6.422% due 10/09/2029		3,533	3,977
HSBC Bank PLC
6.330% due 05/18/2023 (c)		5,900	5,904
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	200	254
6.000% due 09/29/2023 •(j)(k)	EUR	3,530	4,373
6.500% due 03/23/2028 •(j)(k)		$500	470
Hunt Cos., Inc.
6.250% due 02/15/2026		26	24
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		7,450	7,506

iStar, Inc.
4.625% due 09/15/2020		14	14
5.250% due 09/15/2022		49	48
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		6,850	6,901
7.375% due 04/01/2020		2,890	2,933
7.500% due 04/15/2021		347	350
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	66
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		300	302
7.625% due 06/27/2023 •(j)(k)	GBP	2,300	3,127
7.875% due 06/27/2029 •(j)(k)		250	357
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$200	202
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	199
MetLife, Inc.
5.875% due 03/15/2028 •(j)		8	8
Nationstar Mortgage LLC
6.500% due 07/01/2021		730	731
Nationwide Building Society
10.250% ~(j)	GBP	35	6,646
Navient Corp.
4.875% due 06/17/2019		$500	503
5.625% due 08/01/2033		48	39
6.500% due 06/15/2022		80	82
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,616	1,636
Provident Funding Associates LP
6.375% due 06/15/2025		26	26
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		3,080	3,139
8.000% due 08/10/2025 •(j)(k)(n)		5,190	5,368
8.625% due 08/15/2021 •(j)(k)		2,700	2,845
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	2,025	2,649
7.375% due 06/24/2022 •(j)(k)		4,100	5,458
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	177
7.375% due 10/04/2023 •(j)(k)		600	584
Spirit Realty LP
4.450% due 09/15/2026 (n)		1,500	1,425
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,170
6.125% due 05/15/2022		674	681
6.875% due 03/15/2025		104	100
8.250% due 10/01/2023		180	194
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,347	6,355
6.052% due 10/13/2039		2,522	3,879
TP ICAP PLC
5.250% due 01/26/2024		2,980	3,656
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$570	587
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,539	4,999
6.542% due 03/30/2021		814	1,092
WeWork Cos., Inc.
7.875% due 05/01/2025		$74	68

			170,638

INDUSTRIALS 21.0%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23
Altice Financing S.A.
6.625% due 02/15/2023		700	695
7.500% due 05/15/2026 (n)		3,200	3,016
Altice France S.A.
7.375% due 05/01/2026 (n)		5,564	5,362
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	300	333
Associated Materials LLC
9.000% due 01/01/2024		$788	797
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,300	1,313
Caesars Resort Collection LLC
5.250% due 10/15/2025		8	7
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		20	20
Charter Communications Operating LLC
4.200% due 03/15/2028		137	129
Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		134	135

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		650	663
7.625% due 03/15/2020		3,550	3,559
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		34	33
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		3,556	3,387
6.250% due 03/31/2023 (n)		7,679	7,091
8.625% due 01/15/2024		427	433
CSN Islands Corp.
6.875% due 09/21/2019 (n)		200	200
CSN Resources S.A.
6.500% due 07/21/2020		1,364	1,333
Diamond Resorts International, Inc.
7.750% due 09/01/2023		40	41
10.750% due 09/01/2024		2,500	2,456
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		800	824
Envision Healthcare Corp.
8.750% due 10/15/2026		4,900	4,765
Exela Intermediate LLC
10.000% due 07/15/2023		120	125
Ferroglobe PLC
9.375% due 03/01/2022		1,500	1,573
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,272
6.875% due 03/01/2026		1,600	1,388
7.000% due 02/15/2021		598	586
Ford Motor Co.
7.700% due 05/15/2097 (n)		9,770	10,380
Fresh Market, Inc.
9.750% due 05/01/2023		7,590	5,579
Frontdoor, Inc.
6.750% due 08/15/2026		70	72
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	5,911
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$297	281
General Electric Co.
5.000% due 01/21/2021 •(j)		281	260
HCA, Inc.
4.500% due 02/15/2027		940	917
7.500% due 11/15/2095		1,200	1,197
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		135	132
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,243	901
9.000% due 03/01/2021 ^(e)		3,144	2,287
9.000% due 09/15/2022 ^(e)		3,450	2,501
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		52	50
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		175	177
8.000% due 02/15/2024		11	12
8.500% due 10/15/2024		217	213
9.750% due 07/15/2025		120	126
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,892	6,547
8.125% due 06/01/2023		7,535	6,368
International Game Technology PLC
6.250% due 01/15/2027		610	604
Kinder Morgan, Inc.
7.800% due 08/01/2031 (n)		3,500	4,258
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		50	41
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		98	99
Metinvest BV
8.500% due 04/23/2026		1,000	955
Netflix, Inc.
4.625% due 05/15/2029	EUR	200	228
New Albertson’s LP
6.570% due 02/23/2028		$6,800	4,794
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/30/2018 (h)(j)		401	9
0.000% due 12/03/2018 (h)(j)		700	15
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		350	336
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		280	285
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		82	79
4.500% due 03/15/2023		163	155
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	36

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	195
Petroleos Mexicanos
6.500% due 03/13/2027		190	185
6.750% due 09/21/2047		50	43
PetSmart, Inc.
5.875% due 06/01/2025		112	88
Platin GmbH
6.875% due 06/15/2023	EUR	400	452
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,310	1,388
QVC, Inc.
5.950% due 03/15/2043		4,515	4,041
Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	227
6.250% due 05/15/2026		$160	159
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	1,956
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (n)		$2,500	2,658
Safeway, Inc.
7.250% due 02/01/2031		245	243
Sands China Ltd.
4.600% due 08/08/2023		200	198
5.125% due 08/08/2025		200	196
5.400% due 08/08/2028		400	383
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		37	37
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	4,800	5,655
Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,259
6.582% due 03/28/2025		450	583
Sunoco LP
4.875% due 01/15/2023		$66	64
T-Mobile USA, Inc.
4.750% due 02/01/2028		20	19
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	187
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	351
Transocean Pontus Ltd.
6.125% due 08/01/2025		$152	151
Triumph Group, Inc.
4.875% due 04/01/2021		111	105
5.250% due 06/01/2022		25	23
United Group BV
4.375% due 07/01/2022	EUR	100	117
4.875% due 07/01/2024		100	117
Univision Communications, Inc.
5.125% due 05/15/2023		$95	90
5.125% due 02/15/2025		516	473
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	213
Verscend Escrow Corp.
9.750% due 08/15/2026		$1,210	1,216
ViaSat, Inc.
5.625% due 09/15/2025		94	88
VOC Escrow Ltd.
5.000% due 02/15/2028		55	52
WellCare Health Plans, Inc.
5.375% due 08/15/2026		82	82
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		6,130	2,421
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	211
2.750% due 01/20/2024 •		200	210
3.125% due 01/20/2025		200	207

			123,796

UTILITIES 6.4%
AT&T, Inc.
4.900% due 08/15/2037		$366	337
5.450% due 03/01/2047		60	57
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,841	2,915
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		9,600	9,921
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,443

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		113	111
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		216	134
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,866	1,792
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		6,454	2,000
Petrobras Global Finance BV
5.999% due 01/27/2028		2,312	2,199
6.125% due 01/17/2022		159	165
6.625% due 01/16/2034	GBP	100	129
7.375% due 01/17/2027		$772	803
Rio Oil Finance Trust
8.200% due 04/06/2028		250	261
9.250% due 07/06/2024		2,406	2,578
9.750% due 01/06/2027		568	617

			37,462

Total Corporate Bonds & Notes (Cost $341,097)			331,896

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		1,066	1,525
DISH Network Corp.
3.375% due 08/15/2026		3,400	3,038

Total Convertible Bonds & Notes (Cost $5,389)			4,563

MUNICIPAL BONDS & NOTES 7.6%
CALIFORNIA 1.2%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,297
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,362
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,500	3,638

			7,297

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		180	195
7.750% due 01/01/2042		330	350
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	37
7.350% due 07/01/2035		20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		280	264

			868

OHIO 3.7%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		21,000	21,483

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		820	802

WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		45,700	2,627
7.467% due 06/01/2047		12,070	11,859

			14,486

Total Municipal Bonds & Notes (Cost $39,027)			44,936

U.S. GOVERNMENT AGENCIES 3.0%
Fannie Mae
3.500% due 02/25/2042 (a)		892	111
3.969% due 01/25/2040 •(a)		325	41
4.500% due 11/25/2042 (a)		2,348	374
Freddie Mac
0.000% due 02/25/2046 (b)(h)		6,583	5,596
0.100% due 02/25/2046 (a)		82,150	136
3.000% due 02/15/2033 (a)		1,956	209
3.500% due 12/15/2032 (a)		3,264	483
5.984% due 09/15/2035 •		776	750

6.139% due 11/25/2055 «~		8,629	5,183
9.831% due 12/25/2027 •		2,888	3,571
13.037% due 03/25/2025 •		728	1,005
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)		699	104
4.000% due 10/16/2042 - 10/20/2042 (a)		429	61

Total U.S. Government Agencies (Cost $16,733)			17,624

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.0%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		100	97
Banc of America Funding Corp.
6.000% due 01/25/2037		6,086	5,761
Banc of America Funding Trust
4.028% due 01/20/2047 ^~		1,131	1,086
BCAP LLC Trust
3.786% due 05/26/2036 ~		16	0
3.791% due 08/26/2037 ~		13,783	10,366
3.825% due 07/26/2037 ~		9,180	8,277
3.847% due 08/28/2037 ~		7,216	7,032
4.926% due 09/26/2036 ~		5,154	5,036
4.926% due 03/26/2037 Ø		839	873
5.750% due 12/26/2035 ~		4,005	3,739
6.250% due 11/26/2036		4,373	3,757
8.315% due 05/26/2037 ~		1,713	750
19.912% due 06/26/2036 ~		392	205
Bear Stearns ALT-A Trust
2.781% due 01/25/2036 ^•		1,320	1,344
3.921% due 11/25/2036 ^~		426	359
3.954% due 09/25/2047 ^~		6,244	5,131
4.232% due 11/25/2035 ~		6,471	5,699
4.259% due 09/25/2035 ^~		579	443
CD Mortgage Trust
5.688% due 10/15/2048		2,147	1,105
Chase Mortgage Finance Trust
3.635% due 12/25/2035 ^~		9	8
5.500% due 05/25/2036 ^		21	18
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		115	115
6.000% due 09/25/2037		1,112	1,141
Commercial Mortgage Loan Trust
6.051% due 12/10/2049 ~		2,127	1,308
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		2,524	2,080
6.000% due 08/25/2037 ^~		1,137	876
Countrywide Alternative Loan Trust
3.807% due 04/25/2036 ^~		1,218	1,116
5.500% due 03/25/2035		300	224
5.500% due 01/25/2036		637	561
5.750% due 01/25/2035		341	340
5.750% due 02/25/2035		382	368
5.750% due 12/25/2036 ^		818	579
6.000% due 02/25/2035		412	399
6.000% due 04/25/2036		568	431
6.000% due 04/25/2037 ^		1,861	1,340
6.250% due 11/25/2036 ^		809	706
6.250% due 12/25/2036 ^•		595	446
6.500% due 08/25/2036 ^		503	324
Countrywide Home Loan Mortgage Pass-Through Trust
2.861% due 03/25/2035 ^•		4,876	4,438
6.000% due 07/25/2037		1,692	1,338
6.250% due 09/25/2036 ^		579	449
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
6.000% due 11/25/2035 ^		448	377
Credit Suisse Mortgage Capital Certificates
4.261% due 10/26/2036 ~		7,462	5,066
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		167	129
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	137	154
First Horizon Mortgage Pass-Through Trust
4.024% due 05/25/2037 ^~		$334	277
4.875% due 11/25/2035 ^~		197	175
GS Mortgage Securities Trust
5.622% due 11/10/2039		972	839
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,508	2,234
JPMorgan Alternative Loan Trust
3.537% due 03/25/2037 ^~		1,062	1,014
3.725% due 03/25/2036 ^~		2,020	1,897
3.870% due 05/25/2036 ^~		1,791	1,451
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,127	913
JPMorgan Mortgage Trust
3.725% due 02/25/2036 ^~		357	302

4.316% due 10/25/2035 ~		276	269
6.500% due 09/25/2035		108	104
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		856	661
5.562% due 02/15/2040 ~		629	408
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		902	853
6.500% due 09/25/2037 ^		2,346	1,506
Lehman XS Trust
2.501% due 06/25/2047 •		2,038	1,853
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		496	314
Merrill Lynch Mortgage Investors Trust
3.554% due 03/25/2036 ^~		1,876	1,429
Morgan Stanley Capital Trust
6.123% due 06/11/2049 ~		460	463
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^Ø		12	9
Residential Accredit Loans, Inc. Trust
4.807% due 12/26/2034 ^~		1,067	836
6.000% due 08/25/2036 ^		348	315
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,111	813
6.000% due 07/25/2037 ^		1,499	1,002
6.250% due 09/25/2037 ^		2,756	1,869
Residential Funding Mortgage Securities, Inc. Trust
4.686% due 09/25/2035 ~		632	504
4.967% due 08/25/2036 ^~		1,077	1,016
Structured Adjustable Rate Mortgage Loan Trust
3.752% due 11/25/2036 ^~		2,498	2,381
3.896% due 01/25/2036 ^~		2,304	1,758
4.239% due 07/25/2036 ^~		481	387
Suntrust Adjustable Rate Mortgage Loan Trust
3.753% due 02/25/2037 ^~		280	253
WaMu Mortgage Pass-Through Certificates Trust
3.473% due 02/25/2037 ^~		582	566
3.642% due 05/25/2037 ^~		1,394	1,332
3.803% due 10/25/2036 ^~		857	787
3.888% due 07/25/2037 ^~		953	887
Wells Fargo Mortgage-Backed Securities Trust
3.920% due 07/25/2036 ^~		266	270
5.750% due 03/25/2037 ^		229	225

Total Non-Agency Mortgage-Backed Securities (Cost $106,843)			117,563

ASSET-BACKED SECURITIES 20.3%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,677
Airspeed Ltd.
2.550% due 06/15/2032 •		$2,866	2,757
Apidos CLO
0.000% due 07/22/2026 ~		1,500	0
0.000% due 01/20/2031 ~		4,500	4,088
Argent Securities Trust
2.471% due 03/25/2036 •		3,844	2,362
Bear Stearns Asset-Backed Securities Trust
2.421% due 10/25/2036 ^•		4,805	5,101
6.500% due 10/25/2036 ^		346	266
Belle Haven ABS CDO Ltd.
2.658% due 07/05/2046 •		180,259	685
Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,494
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		2,400	1,548
0.000% due 07/22/2026 ~		1,500	823
Citigroup Mortgage Loan Trust
2.437% due 12/25/2036 •		15,490	8,096
2.447% due 12/25/2036 •		3,986	2,641
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,805
3.600% due 11/27/2028		1,062	1,206
4.500% due 11/27/2028		929	1,056
6.200% due 11/27/2028		1,150	1,307
Countrywide Asset-Backed Certificates
2.421% due 12/25/2046 •		$13,762	12,428
2.421% due 06/25/2047 ^•		1,604	1,479
2.451% due 03/25/2037 •		1,754	1,697
2.481% due 06/25/2047 •		10,131	8,992
Countrywide Asset-Backed Certificates Trust
3.031% due 11/25/2035 •		4,008	4,143
Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	1,776
Fremont Home Loan Trust
2.431% due 01/25/2037 •		14,470	8,470
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	424

Home Equity Mortgage Loan Asset-Backed Trust
2.441% due 07/25/2037 •		$3,145	2,069
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (h)		3,196	1,280
Lehman XS Trust
6.290% due 06/24/2046 Ø		2,918	2,901
Long Beach Mortgage Loan Trust
2.581% due 01/25/2036 •		4,572	4,123
Merrill Lynch Mortgage Investors Trust
2.441% due 04/25/2037 •		542	345
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		680	474
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,300
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,533
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,707
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	2,376
0.000% due 07/25/2040 «(h)		21	1,268
0.000% due 09/25/2040 (h)		1,758	1,131
South Coast Funding Ltd.
2.941% due 08/10/2038 •		12,251	2,451
Taberna Preferred Funding Ltd.
2.701% due 12/05/2036 •		5,113	4,602
2.721% due 08/05/2036 ^•		8,177	7,421
2.721% due 08/05/2036 •		414	376
2.878% due 07/05/2035 •		3,794	3,604

Total Asset-Backed Securities (Cost $116,753)			119,282

SOVEREIGN ISSUES 3.7%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	3,270	2,084
3.375% due 01/15/2023		200	190
5.250% due 01/15/2028		200	175
6.250% due 11/09/2047		100	84
7.820% due 12/31/2033		9,789	10,050
41.328% (BADLARPP) due 10/04/2022 ~	ARS	58	3
49.933% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	36
50.575% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		3,394	102
52.756% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		63,442	1,826
67.491% (ARLLMONP) due 06/21/2020 ~(a)		113,628	3,835
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,829
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,800	861
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	346
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$248	62
8.250% due 10/13/2024 ^(e)		28	7
9.250% due 09/15/2027 ^(e)		315	81

Total Sovereign Issues (Cost $28,638)			21,571

	SHARES
COMMON STOCKS 1.3%
CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)		486,164	4,176

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)		21,825	110

FINANCIALS 0.6%
Ardonagh Group Ltd. «(l)		2,072,442	3,338

Total Common Stocks (Cost $9,214)			7,624

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		819,000	69

Total Warrants (Cost $0)			69

PREFERRED SECURITIES 2.2%
INDUSTRIALS 2.2%
Sequa Corp.
9.000% «		17,243	12,718

Total Preferred Securities (Cost $17,038)			12,718

REAL ESTATE INVESTMENT TRUSTS 1.6%
REAL ESTATE 1.6%
VICI Properties, Inc.		423,584	9,145

Total Real Estate Investment Trusts (Cost $5,525)			9,145

SHORT-TERM INSTRUMENTS 3.2%
REPURCHASE AGREEMENTS (m) 1.9%			11,389

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.9%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (i)	ARS	1,557	42
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$5,400	5,322

			5,364

ARGENTINA TREASURY BILLS 0.2%
0.071% due 12/28/2018 - 04/30/2019 (g)(h)	ARS	34,897	1,024

U.S. TREASURY BILLS 0.2%
2.287% due 01/03/2019 - 01/31/2019 (g)(h)(q)		$1,248	1,242

Total Short-Term Instruments (Cost $18,867)			19,019

Total Investments in Securities (Cost $732,833)			730,906

Total Investments 124.3% (Cost $732,833)			$730,906
Financial Derivative Instruments (o)(p) 0.6% (Cost or Premiums, net $15,256)			3,956
Preferred Shares (15.7)%			(92,450)
Other Assets and Liabilities, net (9.2)%			(54,192)

Net Assets Applicable to Common Shareholders 100.0%			$588,220

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎	All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$2,776	$3,338	0.57%
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	944	110	0.02

		$3,720	$3,448	0.59%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	10/31/2018	11/01/2018	$2,589	U.S. Treasury Notes 2.375% due 04/15/2021	$(2,641)	$2,589	$2,589
MBC	2.290	10/31/2018	11/01/2018	8,800	U.S. Treasury Notes 1.875% due 10/31/2022	(9,090)	8,800	8,801

Total Repurchase Agreements						$(11,731)	$11,389	$11,390

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.000%	10/04/2018	TBD	(3)	$(747)	$(747)
	1.200	09/27/2018	TBD	(3)	(1,241)	(1,242)
BPS	2.550	09/04/2018	12/04/2018		(5,033)	(5,054)
BRC	0.250	07/26/2018	TBD	(3)	(203)	(203)
CIW	2.610	11/02/2018	11/30/2018		(3,521)	(3,521)
	2.650	10/05/2018	11/02/2018		(3,636)	(3,643)
JML	2.800	10/01/2018	TBD	(3)	(8,074)	(8,094)
NOM	2.950	10/18/2018	11/19/2018		(4,199)	(4,204)
	2.950	10/25/2018	11/19/2018		(2,161)	(2,162)
RBC	2.920	08/07/2018	02/07/2019		(2,389)	(2,406)
	2.970	08/07/2018	02/07/2019		(6,064)	(6,107)
RDR	2.530	09/12/2018	12/12/2018		(3,694)	(3,707)
SOG	2.960	10/10/2018	01/10/2019		(5,158)	(5,167)
UBS	2.610	10/09/2018	01/09/2019		(5,574)	(5,583)
	2.740	09/10/2018	03/11/2019		(6,931)	(6,958)
	2.760	08/31/2018	12/03/2018		(2,719)	(2,732)
	2.780	08/14/2018	11/14/2018		(4,748)	(4,777)

Total Reverse Repurchase Agreements						$(66,307)

(n)	Securities with an aggregate market value of $68,437 have been pledged as collateral under the terms of master agreements as of October 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2018 was $(57,340) at a weighted average interest rate of 2.616%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin (5)
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.700%	$6,500	$(214)	$(277)	$(491)	$0	$(9)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Variation Margin (5)
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$2,900	$170	$23	$193	$8	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	2,200	109	21	130	4	0

					$279	$44	$323	$12	$0

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay (6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		$154,800	$(1,337)	$(1,620)	$(2,957)	$0	$(298)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(11,752)	(2,660)	0	(384)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,831)	(1,564)	0	(76)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(2,864)	(2,521)	0	(159)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	14,900	8,327	0	(1,438)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		311,400	13,270	34,778	48,048	2,175	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		17,000	0	1,082	1,082	131	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(66)	119	0	(1)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	154	355	0	(15)
Receive (6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	2,100	(36)	(25)	(61)	1	0
Receive (6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		13,100	54	6	60	10	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	24,000	413	(10)	403	174	0
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		900	(6)	(1)	(7)	12	0

							$16,873	$31,751	$48,624	$2,503	$(2,371)

Total Swap Agreements							$16,938	$31,518	$48,456	$2,515	$(2,380)

Cash of $13,406 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.
(6)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	ARS	8,475		$230	$0	$(6)
	11/2018	GBP	2,447		3,182	54	0
	11/2018		$230	ARS	8,475	6	0
	01/2019	ARS	8,475		$208	0	(7)
BPS	11/2018		3,707		101	0	(3)
	11/2018	EUR	50,918		60,112	2,440	0
	11/2018		$176	ARS	7,191	22	0
	11/2018		5,856	MXN	113,206	0	(291)
	12/2018	PEN	3,236		$972	14	0
BRC	11/2018		$368	ARS	14,495	30	0
CBK	11/2018	ARS	22,248		$536	0	(72)
	11/2018	GBP	2,356		3,038	26	0
	11/2018		$215	ARS	8,480	21	0
	11/2018		589	GBP	462	1	0
	01/2019		293	ARS	11,963	11	0
DUB	12/2018		68		2,884	8	0
FBF	01/2019		845	RUB	57,213	15	0
GLM	11/2018		1,318	EUR	1,159	0	(5)
HUS	12/2018		17	ARS	726	2	0
JPM	11/2018	GBP	52,145		$68,789	2,137	0
	01/2019		$52	ARS	1,973	0	(2)
MSB	11/2018	ARS	8,517		$200	0	(38)
	11/2018		$231	ARS	8,517	6	0
NGF	11/2018		28		1,088	2	0
	12/2018		243		9,885	18	(1)
SCX	11/2018	AUD	583		$421	8	0
	11/2018		$57,959	EUR	50,918	0	(287)
	12/2018	EUR	50,918		$58,105	289	0
SOG	11/2018		$73,129	GBP	56,948	0	(338)
	12/2018	GBP	56,948		$73,231	338	0
TOR	12/2018		$1,317	EUR	1,159	0	(1)
UAG	11/2018		5,422	RUB	347,928	0	(148)

Total Forward Foreign Currency Contracts						$5,448	$(1,199)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.037%	$1,000	$(195)	$91	$0	$(104)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.366	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.861	100	(16)	14	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	1,400	(278)	132	0	(146)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.025	300	(25)	25	0	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.366	40	(6)	6	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	1,700	(353)	176	0	(177)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.025	8,700	(805)	813	8	0

							$(1,679)	$1,258	$8	$(429)

Total Return Swaps on Interest Rate Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$300	$(1)	$(2)	$0	$(3)
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	300	(2)	(3)	0	(5)

								$(3)	$(5)	$0	$(8)

Total Swap Agreements								$(1,682)	$1,253	$8	$(437)

(q)

Securities with an aggregate market value of $901 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$23,877	$1,019	$24,896
Corporate Bonds & Notes
Banking & Finance	0	170,638	0	170,638
Industrials	0	123,515	281	123,796
Utilities	0	37,462	0	37,462
Convertible Bonds & Notes
Industrials	0	4,563	0	4,563
Municipal Bonds & Notes
California	0	7,297	0	7,297
Illinois	0	868	0	868
Ohio	0	21,483	0	21,483
Virginia	0	802	0	802
West Virginia	0	14,486	0	14,486
U.S. Government Agencies	0	12,441	5,183	17,624
Non-Agency Mortgage-Backed Securities	0	117,563	0	117,563
Asset-Backed Securities	0	107,204	12,078	119,282
Sovereign Issues	0	21,571	0	21,571
Common Stocks
Consumer Discretionary	4,176	0	0	4,176
Energy	110	0	0	110
Financials	0	0	3,338	3,338
Warrants
Industrials	0	0	69	69
Preferred Securities
Industrials	0	0	12,718	12,718
Real Estate Investment Trusts
Real Estate	9,145	0	0	9,145
Short-Term Instruments
Repurchase Agreements	0	11,389	0	11,389
Short-Term Notes	0	5,364	0	5,364
Argentina Treasury Bills	0	1,024	0	1,024
U.S. Treasury Bills	0	1,242	0	1,242

Total Investments	$13,431	$682,789	$34,686	$730,906

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,515	0	2,515
Over the counter	0	5,456	0	5,456
	$0	$7,971	$0	$7,971

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,380)	0	(2,380)
Over the counter	0	(1,636)	0	(1,636)

	$0	$(4,016)	$0	$(4,016)

Total Financial Derivative Instruments	$0	$3,955	$0	$3,955

Totals	$13,431	$686,744	$34,686	$734,861

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$569	$131	$(55)	$0	$2	$(10)	$382	$0	$1,019	$(8)
Corporate Bonds & Notes
Industrials	745	0	(1)	1	0	(12)	0	(452)	281	(10)
U.S. Government Agencies	5,201	0	(20)	28	7	(33)	0	0	5,183	(34)
Asset-Backed Securities	9,324	7,033	0	23	0	(794)	0	(3,508)	12,078	(677)
Common Stocks
Financials	3,264	0	0	0	0	74	0	0	3,338	74
Warrants
Industrials	205	0	0	0	0	(136)	0	0	69	(136)
Preferred Securities
Industrials	15,300	218	0	0	0	(2,800)	0	0	12,718	(2,800)

Totals	$34,608	$7,382	$(76)	$52	$9	$(3,711)	$382	$(3,960)	$34,686	$(3,591)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$196	Proxy Pricing	Base Price	98.129
	823	Third Party Vendor	Broker Quote	40.000 - 105.250
Corporate Bonds & Notes
Industrials	281	Reference Instrument	Yield	10.890
U.S. Government Agencies	5,183	Proxy Pricing	Base Price	60.160
Asset-Backed Securities	12,078	Proxy Pricing	Base Price	5,920.591 - 129,100.000
Common Stocks
Financials	3,338	Other Valuation Techniques (2)	—	—
Warrants
Industrials	69	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	12,718	Fundamental valuation	Company Assets	$438,000,000.000

Total	$34,686

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)

The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	December 21, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	December 21, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	December 21, 2018